=============================
OMB APPROVAL
=============================
OMB Number: 3235-0570

Expires: Nov. 30, 2005

Estimated average burden
hours per response: 5.0
=============================



                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

                 WORLDWIDE INSURANCE TRUST - WORLDWIDE BOND FUND
               (Exact name of registrant as specified in charter)

                       99 Park Avenue, New York, NY 10016
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       99 PARK AVENUE, NEW YORK, NY 10016
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 687-5200

Date of fiscal year end:  DECEMBER 31, 2004

Date of reporting period: JUNE 30, 2004

Item 1. Report to Shareholders

                                                                  VAN ECK GLOBAL
--------------------------------------------------------------------------------
                                                       Worldwide Insurance Trust
--------------------------------------------------------------------------------

                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2004


                                   discipline





                                                             WORLDWIDE BOND FUND



                              allocation








                                         diversity




                          GLOBAL INVESTMENTS SINCE 1955

The information in the shareholder letter represents the personal opinions of the individual portfolio manager(s) and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the views of the portfolio manager(s) are as of June 30, 2004, and are subject to change.

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------

Dear Shareholder:

For the year-to-date period ending June 30, 2004, the Van Eck Worldwide Bond Fund declined 2.07%, slightly underperforming the benchmark Citigroup World Government Bond Index*, which returned -1.53% in U.S. dollar terms and 0.57% in local currency terms over the same time period. Thus far, 2004 has been challenging for global bond investors as the U.S. dollar strengthened relative to most major currencies and bond yields around the globe ended the first six months higher than where they began the year.


BOND MARKET REVIEW

During the first quarter, global bond yields drifted lower following the lead of U.S. interest rates. A weak labor market in the first quarter led investors to believe that there would be no change in monetary policy by the Federal Reserve until after the fall election. This view changed quickly following strong employment reports for March and April. In the second quarter, global bond yields quickly began to rise (and, conversely, bond prices fell) as investors became concerned that rising commodity prices, a tightening labor market, and strong economic activity may result in more inflationary pressure than the Fed had anticipated. This led to the belief that the Fed would have to be much more aggressive in the tightening of monetary policy than had been previously discounted by investors.

The U.S. economy grew at an annualized rate of 4.5% in the first quarter and growth for the second quarter is expected to be approximately 3.0%. While the unemployment rate has been relatively flat (ending the first half at 5.6%), the fact that in the three months ending May the non-farm payroll reports added more than 300,000 jobs on average per month drew attention to the tightening labor market. This triggered a dramatic rise in U.S. government bond yields in the second quarter. Yields on U.S. Treasury notes with a maturity of two years rose from a low of 1.46% in the later part of March to a yield of 2.68% on June 30. This steep rise in yields across the U.S. Treasury curve led the U.S. bond market to deliver the worst second quarter performance among those sectors included in the Citigroup World Government Bond Market Index. (The Citigroup U.S. Government Bond Index** fell 3.12% during the second quarter, and declined 0.17% for the six months ending June 30.) The U.S. dollar strengthened versus most major currencies on the back of strong economic activity and the improving labor market in the United States. The Fund was slightly overweight U.S. duration and underweight U.S. currency exposure versus the benchmark Index, which was the main factor contributing to the Fund's relative underperformance.

The countries making up the Eurozone continued to suffer from slower relative growth during the first half of 2004. Structural reforms, labor market uncertainties, and fiscal policy questions were all factors that concerned member countries during the period. With the annualized growth rate hovering around 2% for the first two quarters of this year, the ECB (European Central
Bank) appears set to maintain its current monetary policy stance and leave their repo rate at 2% for the balance of the year. The European Government Bond Index fell 1.66% in U.S. dollar terms for the first half and gained 1.95% in local currency terms. The Fund was underweight duration and neutral currency exposure relative to the Index for the Eurozone.

The Fund remained slightly overweight the UK bond market during the first half of this year. The Bank of England tightened monetary policy three times during the period, as the UK economy remained robust, the labor market tight, and the housing market strong. The British Pound Sterling appreciated against both the U.S. dollar and the euro, which in turn meant that UK bonds were one of the best performing markets in the Citigroup World Government Bond Index during the first half of 2004. The UK government bond market gained 1.74% in U.S. dollar terms, or 0.43% in local currency terms. The Fund ended June with a 6.4% weighting in the UK bond market.

In addition, the Fund held positions in two other European countries outside of the Eurozone, Sweden and Norway. The Scandinavian currencies were weak relative to the euro and this led to the

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------

underperformance of these markets relative to other European bond markets. While we were underweight duration versus the Index in these markets, we were overweight currency exposure and, as a result, these positions led to some relative underperformance by the Fund. The Swedish bond market returned -2.03% in U.S. dollar terms and the Norwegian bond market had a -1.81% U.S. dollar return for the first half.

Japanese economic growth, buoyed by business investment spending, continues to exceed expectations and appears to be spilling over to consumer spending as well. The increase in growth is driving the investor sentiment that Japan may finally be exiting the deflationary spiral it has been battling over the last decade. This led to a rise in Japanese government bond yields across the curve. We continue to avoid the Japanese bond market (0% of Fund net assets at June 30, 2004) as we feel there are more attractive opportunities elsewhere. The Japanese Bond Market Index returned -2.67% in U.S. dollar terms and -0.90% in local currency terms, making it one of the poorer performing global bond markets for the first six months of the year.

We reduced our exposure to the dollar bloc bond markets of Australia and Canada during the period, while maintaining our exposure to New Zealand. These economies have benefited greatly from their link to commodity markets and a fast growing Chinese economy. During the first half of this year, China took steps to slow its economy in order to reduce potential overheating. These initiatives led to weakness in commodities as investors questioned China's ability to manage its economic growth. This weakness also spread to the commodity-related currencies and led to currency weakness relative to the U.S. dollar. At the end of June, the Fund's exposure to New Zealand was 7.6% of assets, Australian bond market exposure was 0% and Canadian bond exposure was 4.5%. For the year-to-date period, U.S. dollar returns of their government bond markets were -2.20% for New Zealand, -5.67% for Australia, and -2.59% for Canada.

The Fund continued to hold two emerging markets bond positions throughout the first half. The Brazilian bond holding (3.0% of Fund net assets) was weak as fiscal, political, and inflationary concerns combined to lead to an increase in sovereign risk premium for Brazil. The Mexican bond position, in the telephone provider Telmex (Telefonos de Mexico, 3.0% of Fund net assets), added to performance with a positive return for the first half of 2004.

Investors should be aware that the Fund is subject to certain risks associated with international bond markets. Foreign investments may be subject to volatility from political or economic factors or from changing currency values. The Fund's share value will tend to fall when interest rates go up and to rise when interest rates fall. The longer the maturity or duration of the debt security, the higher the risk of price fluctuations due to changes in interest rates. Bonds rated below investment grade are viewed as speculative because their issuers are more vulnerable to financial setbacks and economic pressures than issuers with higher ratings.

We continue to believe that an allocation to global bond markets can provide diversification benefits to shareholders. We appreciate your participation in the Van Eck Worldwide Bond Fund and look forward to helping you meet your investment goals in the future.

[GRAPHIC OMITTED]            [GRAPHIC OMITTED]


/s/ Charles T. Cameron       /s/ Gregory F. Krenzer

CHARLES T. CAMERON           GREGORY F. KRENZER
MANAGEMENT TEAM MEMBER       MANAGEMENT TEAM MEMBER

July 9, 2004

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. Performance information reflects waivers of expenses and/or fees. Investment return and value of shares of the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. THESE RETURNS DO NOT TAKE VARIABLE ANNUITY/LIFE FEES AND EXPENSES INTO ACCOUNT. Performance information current to the most recent month end is available by calling 1-800-826-2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity charges fees and expenses for these benefits which are not reflected in this report or in the Fund's performance since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices listed are unmanaged indices and do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

* The Citigroup World Government Bond Index is a market capitalization-weighted benchmark that tracks the performance of approximately 20 world government bond markets.

**All country and regional bond market returns are Citigroup Government Bond Indices.

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------



                            GEOGRAPHICAL WEIGHTINGS*
                         AS OF JUNE 30, 2004 (UNAUDITED)
                               (GRAPHIC OMITTED)

           Germany                                             21.4%
           United States                                       23.6%
           Other Assets Less Liabilities                        2.7%
           New Zealand                                          7.6%
           Sweden                                               3.8%
           United Kingdom                                       6.4%
           Italy                                                6.1%
           Canada                                               4.5%
           Spain                                                5.1%
           France                                               5.1%
           Norway                                               4.5%
           Mexico                                               3.0%
           Ireland                                              3.2%
           Brazil                                               3.0%



-------------------------------
*Percentage of net assets.

                               WORLDWIDE BOND FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------



         PRINCIPAL                                                      VALUE
COUNTRY   AMOUNT            BONDS                                      (NOTE 1)
--------------------------------------------------------------------------------
BONDS AND NOTES:
BRAZIL: 3.0%
                    Republic of Brazil Bond
    USD 2,000,000   11.25% due 7/26/07                              $  2,165,000
                                                                    ------------
CANADA: 4.5%

                    Canadian Government Bonds
    CAD 4,000,000   6.00% due 6/01/11                                  3,224,895
                                                                    ------------
FRANCE: 5.1%
                    French Government Bond
    EUR 3,000,000   3.75% due 1/12/07                                  3,720,082
                                                                    ------------
GERMANY: 21.4%
                    Bundesrepublik Deutschland
                      Bonds
    EUR 3,579,043   7.375% due 1/03/05                                 4,463,152
        2,709,846   6.00% due 1/04/07                                  3,532,675
        3,000,000   4.75% due 7/04/28*                                 3,575,171
        3,000,000   4.50% due 7/04/09                                  3,795,676
                                                                    ------------
                                                                      15,366,674
                                                                    ------------
IRELAND: 3.2%
                    Irish Government Bond
    EUR 1,714,146   8.00% due 8/18/06                                  2,306,269
                                                                    ------------
ITALY: 6.1%
                    Italian Government Bond
    EUR 3,500,000   4.50% due 3/01/07                                  4,418,659
                                                                    ------------
MEXICO: 3.0%
                    Telefonos de Mexico S.A. Bond
    USD 2,000,000   8.25% due 1/26/06                                  2,148,144
                                                                    ------------
NEW ZEALAND: 7.6%
                    International Bank for
                      Reconstruction &
                      Development Bond
    NZD 4,000,000   7.50% due 11/30/05                                 2,566,883
                    New Zealand Government Bond
        4,500,000   6.50% due 4/15/13                                  2,879,147
                                                                    ------------
                                                                       5,446,030
                                                                    ------------
NORWAY: 4.5%
                    Norwegian Government Bond
   NOK 22,000,000   5.75% due 11/30/04                                 3,216,058
                                                                    ------------



SPAIN: 5.1%
                    Spanish Government Bond
    EUR 3,000,000   4.00% due 1/31/10                               $  3,688,182
                                                                    ------------
SWEDEN: 3.8%
                    Swedish Government Bond
   SEK 20,000,000   6.00% due 2/09/05                                  2,712,706
                                                                    ------------
UNITED KINGDOM: 6.4%
                    Great Britain Government Bond
    GBP 2,400,000   7.50% due 12/07/06                                 4,607,017
                                                                    ------------
UNITED STATES: 23.6%
                    Core Investment Grade Trust
    USD 1,000,000   4.727% due 11/30/07                                1,021,985
                    U.S. Treasury Notes
        3,000,000   6.625% due 2/15/27*                                3,481,995
        1,000,000   6.50% due 8/15/05*                                 1,048,204
        5,000,000   5.50% due 5/15/09*                                 5,385,940
        3,000,000   4.375% due 5/15/07*                                3,101,721
                    U.S. Treasury Bonds
        3,000,000   5.25% due 2/15/29*                                 2,942,346
                                                                    ------------
                                                                      16,982,191
                                                                    ------------
TOTAL BONDS AND NOTES: 97.3%
(Cost: $59,509,329)                                                   70,001,907
OTHER ASSETS LESS LIABILITIES: 2.7%                                    1,970,986
                                                                    ------------
NET ASSETS: 100%                                                    $ 71,972,893
                                                                    ============

------------
* These securities are segregated as collateral for forward foreign currency contracts.


                        See Notes to Financial Statements

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2004 (UNAUDITED)

ASSETS:
Investments, at value (cost $59,509,329) (Note 1) ........................................................             $ 70,001,908
Cash .....................................................................................................                  269,054
Receivables:
    Interest .............................................................................................                1,565,668
    Capital shares sold ..................................................................................                  526,961
    Unrealized appreciation on forward currency contracts (Note 5) .......................................                  258,641
Prepaid expense ..........................................................................................                   48,072
                                                                                                                       ------------
Total assets .............................................................................................               72,670,304
                                                                                                                       ------------
LIABILITIES:
Payables:
    Capital shares redeemed ..............................................................................                  588,529
    Due to Adviser .......................................................................................                   61,206
    Accounts payable .....................................................................................                   47,676
                                                                                                                       ------------
Total liabilities ........................................................................................                  697,411
                                                                                                                       ------------
Net assets ...............................................................................................             $ 71,972,893
                                                                                                                       ============
INITIAL CLASS SHARES:
Net Assets ...............................................................................................             $ 68,373,707
                                                                                                                       ============
Shares Outstanding .......................................................................................                5,719,144
                                                                                                                       ============
Net asset value, redemption price and offering price per share ...........................................                   $11.96
                                                                                                                       ============
CLASS R1 SHARES:
Net Assets ...............................................................................................             $  3,599,186
                                                                                                                       ============
Shares Outstanding .......................................................................................                  301,059
                                                                                                                       ============
Net asset value, redemption price and offering price per share ...........................................                   $11.96
                                                                                                                       ============

Net assets consist of:
    Aggregate paid in capital ............................................................................             $ 63,075,367
    Unrealized appreciation of investments, forward foreign currency contracts and
      foreign currency transactions ......................................................................               10,780,778
    Accumulated net investment income ....................................................................                3,979,358
    Accumulated realized loss ............................................................................               (5,862,610)
                                                                                                                       ------------
                                                                                                                       $ 71,972,893
                                                                                                                       ============



                        See Notes to Financial Statements

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

INCOME:
Interest income (Note 1) .................................................................                              $ 2,079,708
                                                                                                                        -----------
EXPENSES:
Management (Note 2) ......................................................................             $   393,702
Administration (Note 2) ..................................................................                   1,224
Professional fees ........................................................................                  26,435
Custodian ................................................................................                  12,990
Reports to shareholders ..................................................................                  12,033
Trustees' fees and expenses ..............................................................                   7,891
Transfer agent - Initial Class Shares ....................................................                   5,911
Transfer agent - Class R1 Shares .........................................................                   1,251
Interest (Note 8) ........................................................................                   1,254
Other ....................................................................................                  18,466
                                                                                                       -----------
Total expenses ...........................................................................                                  481,157
                                                                                                                        -----------
Net investment income ....................................................................                                1,598,551
                                                                                                                        -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
Realized gain from security transactions .................................................                                  169,760
Realized gain from foreign currency transactions .........................................                                1,162,600
Change in unrealized appreciation of investments .........................................                               (4,775,057)
Change in unrealized appreciation of forward foreign currency contracts and
    foreign currency transactions ........................................................                                   92,404
                                                                                                                        -----------
Net realized and unrealized loss on investments, forward foreign currency contracts
    and foreign currency transactions ....................................................                               (3,350,293)
                                                                                                                        -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .....................................                              $(1,751,742)
                                                                                                                        ===========


                        See Notes to Financial Statements

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              SIX MONTHS ENDED
                                                                                                  JUNE 30,             YEAR ENDED
                                                                                                    2004               DECEMBER 31,
                                                                                                 (UNAUDITED)              2003
                                                                                              -----------------       -------------
INCREASE IN NET ASSETS FROM:
OPERATIONS:
   Net investment income ...............................................................        $   1,598,551         $   3,510,681
   Realized gain from security transactions ............................................              169,760               617,242
   Realized gain from foreign currency transactions ....................................            1,162,600             4,291,711
   Change in unrealized appreciation of investments ....................................           (4,775,057)            8,500,018
   Change in unrealized appreciation of forward foreign currency contracts and
     foreign currency transactions .....................................................               92,404              (165,947)
                                                                                                -------------         -------------
   Net increase (decrease) in net assets resulting from operations .....................           (1,751,742)           16,753,705
                                                                                                -------------         -------------

DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income
     Initial Class Shares ..............................................................           (6,965,610)           (1,748,846)
     Class R1 Shares ...................................................................                   --                    --
                                                                                                -------------         -------------
                                                                                                   (6,965,610)           (1,748,846)
                                                                                                -------------         -------------

CAPITAL SHARE TRANSACTIONS*:
   Proceeds from sales of shares
     Initial Class Shares ..............................................................            6,263,581           423,676,520
     Class R1 Shares ...................................................................            4,374,081                    --
                                                                                                -------------         -------------
                                                                                                   10,637,662           423,676,520
                                                                                                -------------         -------------
   Reinvestment of dividends
     Initial Class Shares ..............................................................            6,965,610             1,748,846
     Class R1 Shares ...................................................................                   --                    --
                                                                                                -------------         -------------
                                                                                                    6,965,610             1,748,846
                                                                                                -------------         -------------
   Cost of shares reacquired
     Initial Class Shares ..............................................................          (21,490,666)         (450,085,254)
     Class R1 Shares ...................................................................             (807,558)                   --
     Redemption fees ...................................................................                   55                    --
                                                                                                -------------         -------------
                                                                                                  (22,298,169)         (450,085,254)
                                                                                                -------------         -------------
   Net decrease in net assets resulting from capital share transactions ................           (4,694,897)          (24,659,888)
                                                                                                -------------         -------------
   Total decrease in net assets ........................................................          (13,412,249)           (9,655,029)

NET ASSETS:
   Beginning of period .................................................................           85,385,142            95,040,171
                                                                                                -------------         -------------
   End of period (including accumulated net investment income of $3,979,358
     and $6,889,374, respectively) .....................................................        $  71,972,893         $  85,385,142
                                                                                                =============         =============

*SHARES OF BENEFICIAL INTEREST ISSUED AND REACQUIRED (UNLIMITED NUMBER OF $.001
   PAR VALUE SHARES AUTHORIZED)
   Initial Class Shares:
     Shares sold .......................................................................              501,254            35,318,888
     Reinvestment of dividends .........................................................              569,086               152,074
     Shares reacquired .................................................................           (1,765,551)          (37,348,467)
                                                                                                -------------         -------------
     Net decrease ......................................................................             (695,211)           (1,877,505)
                                                                                                =============         =============

   Class R1 Shares:+
     Shares sold .......................................................................              368,923
     Shares reacquired .................................................................              (67,864)
                                                                                                -------------
     Net increase ......................................................................              301,059
                                                                                                =============


----------
+  Inception date of Class R1 shares May 1, 2004


                        See Notes to Financial Statements

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                       INITIAL CLASS SHARES                          CLASS R1 SHARES
                                            -----------------------------------------------------------------------  ---------------
                                                                                                                      FOR THE PERIOD
                                             SIX MONTHS                                                               MAY 1, 2004(d)
                                                ENDED                        YEAR ENDED DECEMBER 31,                     THROUGH
                                            JUNE 30, 2004                -----------------------------                JUNE 20, 2004
                                             (UNAUDITED)      2003        2002       2001        2000        1999      (UNAUDITED)
                                            -------------    -------     -------    -------     -------     -------   --------------
Net Asset Value, Beginning of Period .......  $ 13.31        $ 11.46     $  9.42    $ 10.37     $ 10.69     $ 12.28      $11.82
                                              -------        -------     -------    -------     -------     -------      ------
Income From Investment Operations:
   Net Investment Income ...................     0.31           0.53        0.35       0.57        0.52        0.61        0.03
   Net Realized and Unrealized Gain (Loss)
   on Investments and Foreign Currency
   Transactions ............................    (0.56)          1.52        1.69      (1.08)      (0.34)      (1.52)       0.11
                                              -------        -------     -------    -------     -------     -------      ------
Total from Investment Operations ...........    (0.25)          2.05        2.04      (0.51)       0.18       (0.91)       0.14
                                              -------        -------     -------    -------     -------     -------      ------
Less Dividends and Distributions:
   Dividends from Net Investment Income ....    (1.10)         (0.20)         --      (0.44)      (0.50)      (0.47)         --
   Distributions from Realized Capital Gains       --             --          --         --          --       (0.21)         --
                                              -------        -------     -------    -------     -------     -------      ------
Total Dividends and Distributions ..........    (1.10)         (0.20)         --      (0.44)      (0.50)      (0.68)         --
                                              -------        -------     -------    -------     -------     -------      ------
Redemption fees ............................       --(e)          --          --         --          --          --          --(e)
                                              -------        -------     -------    -------     -------     -------      ------
Net Asset Value, End of Period .............  $ 11.96        $ 13.31     $ 11.46    $  9.42     $ 10.37     $ 10.69      $11.96
                                              =======        =======     =======    =======     =======     =======      ======
Total Return (a) ...........................    (2.07)%        18.16%      21.66%     (5.11)%      1.88%      (7.82)%      1.18%

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000) ............  $68,374        $85,385     $95,040    $52,127     $74,083     $84,875    $3,599
Ratio of Gross Expenses to Average
   Net Assets ..............................     1.22%(c)       1.21        1.24%      1.24%       1.21%       1.22%     1.81%(c)
Ratio of Net Expenses to Average
   Net Assets ..............................     1.21%(b)(c)    1.19%(b)    1.21%(b)   1.19%(b)    1.15%(b)    1.22%     1.80%(b)(c)
Ratio of Net Investment Income to Average
   Net Assets ..............................     4.05%(c)       3.58%       4.06%      4.62%       5.14%       4.92%     3.95%(c)
Portfolio Turnover Rate ....................        0%             6%         18%        22%         19%         47%        0%


--------
(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.

(b) Excluding interest expense.

(c) Annualized

(d) Inception date of Class R1 shares

(e) Amount represents less than $0.01 per share


                        See Notes to Financial Statements

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES--Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act, of 1940, as amended. The Fund offers two classes of shares: shares that have been continuously offered since the inception of the Fund, the Initial Class and Class R1 shares that became available for purchase on May 1, 2004. The two classes are identical except Class R1 shares are, under certain circumstances subject to a redemption fee on redemptions within 60 days. The following is a summary of significant accounting policies consistently followed by the Worldwide Bond Fund (the "Fund"), a non-diversified series of the Trust, in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION--Securities traded on national exchanges or on the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the period. As of June 23, 2003, the portfolio began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates value. Futures are valued using the closing price reported at the close of the respective exchange. Forward foreign currency contracts are valued at the spot currency rate plus an amount ("points") which reflects the differences in interest rates between the U.S. and the foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies on the last business day of the period. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D. DIVIDEND AND DISTRIBUTIONS--Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts reported in accordance with accounting principles generally accepted in the United States.

E. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated based on the identified cost basis. Interest income, including amortization on premiums and discounts, is accrued as earned.

NOTE 2--MANAGEMENT AGREEMENT--Van Eck Associates Corporation (the "Adviser") earned fees for investment management and advisory services provided to the Fund. The fee is based on an annual rate of 1% on the first $500 million of average daily net assets, 0.90 of 1% on the next $250 million and 0.70 of 1% on the excess over $750 million. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation. In accordance with the advisory agreement, the Fund paid the Adviser for costs incurred in connection with certain administrative functions.

NOTE 3--INVESTMENTS--Purchases and proceeds from sales of securities, other than U.S. government securities and short-term obligations, aggregated $0 and $8,421,906 respectively, for the six months ended June 30, 2004.

NOTE 4--INCOME TAXES--For federal income tax purposes, the identified cost of investments owned, other than forward foreign exchange contracts, at June 30, 2004 was $59,509,329. At June 30, 2004, net unrealized appreciation for federal income tax purposes aggregated $10,492,579 all of which $10,585,726 related to appreciated securities and $93,147 related to depreciated securities.

Because federal income tax regulations differ from accounting principals generally accepted in the United States of America, income and capital gains distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differs from those reflected in the accompanying financial statements.

The Fund intends to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purpose.

At December 31, 2003, the Fund had a capital loss carryforward of $4,727,394 available, $1,444,058 expiring December 31, 2008; $2,541,134 expiring December 31, 2009; and $742,202 expiring December 31, 2010.

NOTE 5--FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) from foreign currency transactions. At June 30, 2004, the Fund had the following outstanding forward foreign currency contract:

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------

                               VALUE AT
                               SETTLEMENT        CURRENT          UNREALIZED
CONTRACTS                         DATE            VALUE          APPRECIATION
---------                      -----------      -----------      ------------
FORWARD FOREIGN CURRENCY BUY CONTRACT:
JPY  1,400,000,000
     EXPIRING 9/14/04          $12,646,793      $12,905,434        $258,641

The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar.

NOTE 6--CONCENTRATION OF RISK--The Fund invests in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. Foreign investments may also be subject to foreign taxes and settlement delays. Since the Fund may have significant investments in foreign debt securities it may be subject to greater credit and interest risks and greater currency fluctuations than portfolios with significant investments in domestic debt securities. The aggregate shareholder accounts of a single insurance company own approximately 84% of the Initial Class shares and approximately 99% of the Class R1 shares.

NOTE 7--TRUSTEE DEFERRED COMPENSATION PLAN--The Trust established a Deferred Compensation Plan (the "Plan") for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their Trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees.

The Fund has elected to show the deferred liability net of the asset for financial statement purposes. As of June 30, 2004, the net value of the assets and corresponding liability of the Fund's portion of the Plan is $77,339.

NOTE 8--BANK LINE OF CREDIT--The Trust may participate with other funds managed by the Adviser (the "Van Eck Funds") in a $45 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Van Eck Funds, including the Fund, at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Van Eck Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Van Eck Funds at rates based on prevailing market rates in effect at the time of borrowings. For the six months ended June 30, 2004, the Fund borrowed an average daily amount of $156,096 at a weighted average interest rate of 1.65% under the Facility. At June 30, 2004, there were no outstanding borrowings under the Facility.

NOTE 9--REPURCHASE AGREEMENT--Collateral for a repurchase agreement, in the form of U.S. government obligations, the value of which must be at least 102% of the underlying debt obligation, is held by the Fund's custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuations on the collateral.

NOTE  10--REGULATORY   MATTERS--In   connection  with  their  investigations  of
practices identified as "market timing" and "late trading" of mutual fund shares, the Office of the New York State Attorney General and the United States Securities and Exchange Commission have requested and received information from the Adviser. The investigations are ongoing. At the present time, the Adviser is unable to estimate the impact, if any, that the outcome of these investigations may have on the Fund's results of operations or financial condition.

The Adviser has received a so-called "Wells Notice" from the Securities and Exchange Commission ("SEC") in connection with the SEC's investigation of market-timing activities in the securities industry as described in the Funds' prospectus and prospectus supplements. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers. Under SEC procedures, the Adviser has an opportunity to respond to the SEC staff before the staff makes a formal recommendation. The Adviser is currently considering whether to provide such a response, while continuing to cooperate fully with the SEC investigation.

Costs associated with the investigations have been and will continue to be paid by the Adviser.

[VAN ECK GLOBAL LOGO]
Investment Adviser:    Van Eck Associates Corporation          [GRAPHIC OMITTED]
       Distributor:    Van Eck Securities Corporation
                       99 Park Avenue, New York, NY 10016    www.vaneck.com

This report must be preceded or accompanied by a Van Eck Worldwide Insurance Trust Prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuation or controls, expropriation, nationalization and confiscatory taxation. Investors should consider the investment objectives, risks and charges and expenses of the Fund. Please read the prospectus carefully before you invest. Additional information about the Fund's Board of Trustees/Officers and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ending June 30 is available, without charge, by calling 1-800-826-2333, or by visiting www.vaneck.com, or on the Securities and Exchange Commission's website at http://www.sec.gov.

Item 2. Code of Ethics

        Not Applicable

Item 3. Audit Committee Financial Expert

        Not Applicable

Item 4. Principal Accountant Fees and Services

        Not Applicable

Item 5. Audit Committee of Listed Registrants

        Not applicable.

Item 6. Schedule of Investments

        Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies

        Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

        Not Applicable

Item 9. Submission of Matters to a Vote of Security Holders

        Not applicable

Item 10. Controls and Procedures.

(a) The Chief Executive Officer and the Chief Financial Officer have concluded that the Worldwide Bond Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assuances that material information relating to the Worldwide Bond Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) For the period ending June 20, 2004, the Chief Executive Officer and the Chief Financial Officer are aware of no significant changes in the registrant's internal controls over financial reporting that has materially affected or is reasonably likely to materially affect internal controls over financial reporting.

Item 11. Exhibits.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) WORLDWIDE INSURANCE TRUST - WORLDWIDE BOND FUND

By (Signature and Title) /s/ Bruce J. Smith, VP & Treasurer
                         ----------------------------------
Date  August 27, 2004
      ---------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Keith J. Carlson, CEO
                        --------------------------
Date  August 27, 2004
      ---------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                        ---------------------------

Date  August 27, 2004
      ---------------